SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
             of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Definitive Information Statement

                         SUTTON TRADING SOLUTIONS, INC.
                  --------------------------------------------
                  (Name of Registrant as Specified in Charter)


                              7025 E. First Avenue
                                     Suite 5
                            Scottsdale, Arizona 85251

              ----------------------------------------------------
              (Name of Person(s) Filing the Information Statement)

Payment of Filing Fee (Check the appropriate box):
         [X] No Fee Required.
         [ ] Fee computed on table below per Exchange Act Rules 14c- 5(g) and
             0-11.

         1)  Title of each class of securities to which transaction applies:
                     Common Stock, par value $.001 per share

         2)  Aggregate number of securities to which transaction applies:
                  47,579,520 shares of Common Stock Outstanding

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A

         4)  Proposed maximum aggregate value of transaction:

         5)  Total Fee Paid.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

             ----------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:

             ----------------------------------------------------------
         3)  Filing Party:

             ----------------------------------------------------------
         4)  Date Filed:

             ----------------------------------------------------------

                         SUTTON TRADING SOLUTIONS, INC.
                              7025 E. First Avenue
                                     Suite 5
                              Scottsdale, AZ 85251

                              INFORMATION STATEMENT

        PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

                   Approximate Date of Mailing: March __, 2003

Dear Shareholders:

         This Information Statement is furnished by the Board of Directors (the "Board") of Sutton Trading Solutions, Inc. (the "Company") to inform shareholders of the Company of the approval of certain shareholders' actions. This Information Statement will be mailed to holders of record of common stock, par value $.001 (the "Common Stock"), of the Company as of the record date. The record date for determining shareholders entitled to receive this Information Statement has been established as of the close of business on February 28, 2003. On that date, the Company had outstanding and entitled to vote 47,579,520 shares of its Common Stock. Specifically, this Information Statement relates to the following:

                  1. Shareholders' approval of an amendment to the Company's amended Articles of Incorporation effectuating (a) a change in the Company's name to Global Diversified Acquisition Corp. and (b) a one for four hundred reverse stock split (the "Reverse Stock Split").

                  2. Shareholders' approval of an amendment to the Company's 2001 Employee Stock Compensation Plan (the "Plan") increasing the total number of shares authorized to be issued under the Plan after giving effect to the Reverse Stock Split to 5,010,000 shares, provided that the total number of shares issued under the Plan may not at any time exceed 20% of the total number of shares of Common Stock then issued and outstanding.

On March 3, 2003, shareholders owning in the aggregate 25,017,046 shares of Common Stock, or approximately 52.58% of the issued and outstanding Common Stock, consented in writing to the matters described herein. As a result, these matters were approved by the majority required by law and no further votes will be needed.

              NO VOTE OR OTHER ACTION OF THE COMPANY'S SHAREHOLDERS
            IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                              INFORMATION STATEMENT

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests, except that the Company's current officers and directors will be eligible for participation under the Company's 2001 Employee Stock Compensation Plan . To date, no awards have been made to the current officers and directors of the Company thereunder.

                               EXECUTIVE OFFICERS

The executive officers of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board.

                                 Year Became an
Name:                   Age      Executive Officer         Position
----                    ---      -----------------         --------
Andrew J. Kacic          52            2002                CEO and President
John W. Shaffer          62            2002                CFO and Secretary

                             PRINCIPAL STOCKHOLDERS

         So far as is known to the Company, the following table sets forth the beneficial ownership of 5% or more of the Company Stock as of February 28, 2003. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 as amended, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.

         The following table sets forth information available to the Company, as of February 28, 2003, with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) any holder of more than five percent (5%) of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group:


Name and Address of                Shares of Common           Percentage (%) of
Beneficial Owner(1)                   Stock Owned                Common Stock
-------------------                ----------------           -----------------

Raymond J. Bills(2)                      13,338-                    -0.003-

Andrew J. Kacic(2)                           -0-                    -0-

John W. Shaffer(2)                    1,517,046                      3.22

Corporate Communications             23,500,000                     49.40
Network, Inc.(2)

Jonathan D. Siegel (3)                4,631,989(4)                   9.74(4)

Name and Address of                Shares of Common           Percentage (%) of
Beneficial Owner(1)                   Stock Owned                Common Stock
-------------------                ----------------           -----------------

Gregory C. Frank(5)                   4,631,991(6)                   9.73(6)

Th J.B. Sutton Group Inc.             1,139,195(7)                   2.40(7)
401(k) Profit Sharing Plan,
dated 10/1/95 f/b/o Jonathan
D. Siegel ("Siegel 401(k)")(3)

Tiburon Management Limited            4,047,777(9)                   8.50(9)
("Tiburon")(8)

All officers and directors as a       1,517,046                      3.20
group (three (3) persons)(2)

(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (1) to Item 403 (b) of Regulation S-B of the Act.

(2) The business address of each of the officers and stockholders noted above is 7025 E. first Avenue, Suite 5, Scottsdale, AZ 85252.

(3) The business address of Jonathan D. Siegel is 175 Pinelawn road, Melville, NY 11747.

(4) Includes 1,452,725 shares of common stock issuable upon the exercise of outstanding warrants and 960,302 shares and 178,893 shares of common stock issuable upon the exercise of warrants held in the name of the Siegel 401(k).

(5) The business address of Gregory C. Frank is 200 Broadhollow Road, Melville, NY 11747.

(6) Includes 1,631,620 shares of common stock issuable upon the exercise of outstanding warrants.

(7) Includes 178,893 shares of common stock issuable upon the exercise of outstanding warrants.

(8) The business address of Tiburon is Imossi House, 115 Irish Town, Suite 6/167, P.O. Box 561, Gibraltar.

(9) Includes 124,073 shares of common stock issuable upon the exercise of outstanding warrants.

               APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF
        INCORPORATION TO (A) CHANGE THE COMPANY'S NAME AND (B) TO EFFECT
                   A ONE FOR FOUR HUNDRED REVERSE STOCK SPLIT

Amendment to the Amended Articles of Incorporation

The Board of Directors and shareholders holding the necessary number of votes have approved an amendment (the "Charter Amendment") of the Company's amended Articles of Incorporation (the "Articles") to (a) Article I thereof to effect a change of the Company's name (the "Name Change") to Global Diversified Acquisition Corp. and (b) Article IV thereof to effect a one for four hundred reverse stock split (the "Reverse Stock Split"). As amended, Article I shall read in its entirety as follows:

         "Article I. The name of the Corporation shall be Global Diversified Acquisition Corp."

As amended, Article IV shall read in its entirety as follows:

         "Article IV. The Corporation shall have authority to issue an aggregate of One Hundred Million (100,000,000) shares of common voting equity stock of par value one mil ($0.001) per share, and no other class or classes of stock, for a total capitalization of $100,000. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value. Each 100 shares of Common Stock outstanding at 9:00 a.m. on February 13, 2001 shall be deemed to be one share of Common Stock of the Corporation, par value one mil ($0.001) per share. Each 400 shares of Common Stock outstanding at 9:00 a.m. on March __, 2003 shall be deemed to be one share of Common Stock of the corporation, par value one mil ($0.001) per share."

As of February 28, 2003, there were 47,579,520 shares of Common Stock Outstanding. Assuming no additional issuances, there will be approximately 118,949 shares of Common Stock ("New Common Stock") issued and outstanding upon the filing of the Charter Amendment with the Secretary of State of Nevada (the "Effective Date"). As a result of rounding, the actual number of shares may vary slightly.

The Name Change and the Reverse Stock Split will be effected by filing a Certificate of Amendment to the Articles with the Secretary of State of Nevada. The Certificate of Amendment, attached hereto as Exhibit A, will be filed with the Secretary of State of Nevada approximately twenty (20) days after the mailing of this Information Statement, and the Name Change and Reverse Stock Split will become effective immediately upon such filing (the "Effective Date").

Purpose and Effect of Name Change

The purpose of changing the Company's corporate name is to reflect that the Company does not currently have any operations and its principal activity is to seek business opportunities. The voting and other rights that accompany the New

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

Common Stock will not be affected by the change in corporate name. SHAREHOLDERS MAY, BUT NEED NOT, EXCHANGE THEIR CERTIFICATES TO REFLECT THE CHANGE IN CORPORATE NAME.

Reasons for Reverse Stock Split

The Reverse Stock Split has been recommended by the Board to make the Company more attractive to potential sellers of businesses to be acquired by the Company. As noted above, the Company does not currently have any operations and its principal activity has been to seek business opportunities. As the Company has no substantial assets, the Board anticipates that it will have to issue shares of Common Stock in order to acquire a business. The Board believes that the Company will have to issue fewer shares of New Common Stock to the sellers of such business and therefore the total number of issued and outstanding shares of New Common Stock after any such acquisition would be reduced to a level more readily acceptable to such sellers. In addition, although the Common Stock is admitted for trading on the OTC Electronic Bulletin Board, there has been no recent active market for the Common Stock. The Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Stock Split may stimulate interest in the New Common Stock and a market for such shares may develop, although there can be no assurance that any such market will develop. The Company does not have any pending acquisitions and there can be no assurance that a suitable business opportunity will be effected even if the Reverse Stock Split is effected.

Principal Effects of The Reverse Stock Split

Upon filing of the Charter Amendment with the Secretary of State of Nevada:

         1. The Reverse Stock Split will result in each 400 presently issued and outstanding shares of Common Stock being automatically converted into one share of New Common Stock. No further action on the part of any shareholder will be necessary to effect this conversion. Stock certificates representing the Common Stock will automatically be deemed to represent the appropriate number of shares of New Common Stock.

         2. As a result of the Reverse Stock Split, an active market may develop for the New Common Stock on the OTC Electronic Bulletin Board and the price per share may increase to reflect the reduced number of shares of New Common Stock issued and outstanding. THERE CAN BE NO ASSURANCE THAT AN ACTIVE PUBLIC TRADING MARKET MAY DEVELOP OR THAT THE PRICE PER SHARE MAY INCREASE OR THAT ANY SUCH MARKET OR INCREASE WILL REMAIN FOLLOWING THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT.

         3. The Reverse Stock Split will not have any effect on the par value of each share of Common Stock which will remain at $0.001 per share.

         4. Any shareholder who owns other than even increments of 400 shares of Common Stock after the Reverse Split (an "Odd Lot") may incur increased transaction costs, such as brokerage fees, in connection with the sale of such Odd Lot.

         5. The New Common Stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. The voting rights and other rights that accompany the Common Stock will not be altered by the Charter Amendment. The Reverse Stock Split will not affect any shareholder's proportionate equity ownership of the Company. However, the reduction in the number of outstanding shares caused by the Reverse Stock Split will increase proportionately the Company's reported earnings or loss per share and book value per share.

Exchange of Stock Certificates

As soon as practicable after the Effective Date, shareholders of record on the Effective Date will be furnished with the necessary materials and instructions for the surrender and exchange of their certificates representing shares of existing Common Stock. One share of New Common Stock will be issued in exchange for 400 presently issued and outstanding shares of Common Stock. Beginning on the Effective Date, each certificate representing shares of the Common Stock, will be deemed for all corporate purposes to evidence ownership of shares of New Common Stock. Accordingly, shareholders may, but need not, surrender and exchange their certificates representing shares of existing Common Stock. SHAREHOLDERS SHOULD NOT SUBMIT ANY STOCK CERTIFICATES TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT UNTIL REQUESTED TO DO SO. No service charge will be payable by shareholders in connection with the exchange of certificates as all costs will be borne by the Company.

No Fractional Shares; No Reduction to Zero

No fractional certificates will be issued in connection with the Reverse Stock Split. On the Effective Date, shareholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by 400, will be entitled, in lieu thereof, to receive such number of shares as rounded up to the nearest whole share. Any shareholder who holds less than one thousand shares will be entitled to receive one share.

Dissenters' Rights

Under the provisions of the applicable Nevada General Corporation Law, shareholders are not provided with dissenters' rights or rights of appraisal in connection with a reverse stock split of any class.

Federal Income Tax Consequences

A summary of the federal income tax consequences of the Reverse Stock Split is set forth below. The following discussion is based upon present federal tax laws and does not purport to be a complete discussion of the consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Accordingly, shareholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on their own individual tax status. The Reverse Stock Split will be treated as a tax-free recapitalization of the Company and as a tax-free exchange to its shareholders to the extent that shares of presently issued and outstanding Common Stock are exchanged for shares of New Common Stock. The shares of New Common Stock issued to each shareholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by such shareholder immediately prior to the Reverse Stock Split. A shareholder's holding period for shares of New Common Stock will include the holding period for shares of Common Stock exchanged therefore, provided that the shares of Common Stock were capital assets held by such shareholder.

                   APPROVAL OF AMENDMENT OF THE COMPANY'S 2001
                        EMPLOYEE STOCK COMPENSATION PLAN

Amendment to the 2001 Employee Stock Compensation Plan

The Board and shareholders holding the necessary number of votes have approved an amendment (the "Plan Amendment") of the Company's 2001 Employee Stock Compensation Plan (the "Plan") to Section 5 thereof entitled "Stock Subject to the Plan" to increase the total number of shares that may be awarded under the Plan to 5,010,000, provided that no award may be issued under the Plan that would bring the total of all outstanding awards under the Plan to more than 20% of the total number of shares of Common Stock of the Company at the time outstanding. It is the intention of the Company that the effective date of the Plan Amendment be later than the effective date of the Reverse Stock Split (see "APPROVAL OF AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO (A) CHANGE THE NAME OF THE COMPANY AND (B) EFFECT A ONE FOR FOUR HUNDRED REVERSE STOCK SPLIT," above.). Currently, the Plan provides that the total number of shares that may be awarded under the Plan is 5,000,000, of which 4,000,000 shares have been awarded. In accordance with the terms of the Plan and absent the Plan Amendment, the shares remaining eligible for award under the Plan would be reduced from 1,000,000 to 2,500 upon the effectiveness of the Reverse Stock Split. As a result of the Plan Amendment, upon the effective date of the Plan Amendment (which shall follow the effective date of the Reverse Stock Split), the total number of shares remaining eligible for award under the Plan will be 5,000,000 subject to the 20% limitation.

As amended, Section 5 of the Plan shall read in its entirety as follows:

         "Section 5.  Stock Subject to Plan.

                  The maximum number of Plan shares which may be awarded under this Plan is 5,010,000 shares. However, no award may be issued that would bring the total of all outstanding awards under the Plan to more than 20% of the total number of shares of Common Stock of the Company at the time outstanding."

A copy of the Plan, including the Plan Amendment, is attached hereto as Exhibit
B.

Purpose and Effect of Plan Amendment

The purpose of the Plan Amendment is to ensure that there are sufficient shares available for award under the Plan following the Reverse Stock Split. As noted above, absent the Plan Amendment there would be only 2,500 available for award under the Plan following the Reverse Stock Split. The Plan is intended to further the growth and advance the best interests of the Company by supporting

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

and increasing the Company's ability to attract, retain and compensate persons of experience and ability whose services are considered valuable, to encourage a sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. The Plan provides for stock compensation through the award of the Company's Common Stock.

Unless and until awards of New Common Stock are made, the Plan amendment will not affect any given shareholder's proportionate equity interest in the Company. There are currently no arrangements, agreements or understandings for the granting of any awards under the Plan.

                                            By Order of the Board of Directors


                                            /s/ ANDREW J. KACIC
                                            ----------------------------
                                            Andrew J. Kacic,
                                            Chairman of the Board

         Exhibit A


                         SUTTON TRADING SOLUTIONS, INC.

                           (F/K/A IKON VENTURES, INC.)

                      2001 EMPLOYEE STOCK COMPENSATION PLAN

1.       Purpose of the Plan.

         This 2001 Employee Stock Compensation Plan ("Plan") is intended to further the growth and advance the best interests of SUTTON TRADING SOLUTIONS, INC. (F/K/A IKON VENTURES, INC.), a Nevada corporation (the "Company"), and Affiliated Corporations, by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and Affiliate Corporations. This Plan provides for stock compensation through the award of the Company's Common Stock.

2.       Definitions.

         Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth in this section:

         a.       "Act" means the U.S. Securities Act of 1933, as amended.

         b. "Affiliated Corporation" means any Parent or Subsidiary of the Company.

         c. "Award" or "grant" means any grant or sale of Common Stock made under this Plan.

         d. "Board of Directors" means the Board of Directors of the Company. The term "Committee" is defined in Section 4 of this Plan.

         e.       "Code" means the Internal Revenue Code of 1986, as amended.

         f. "Common Stock" or "Common Shares" means the common stock, $.001 par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

         g. "Date of Grant" means the day the Committee authorizes the grant of Common Stock or such later date as may be specified by the Committee as the date a particular award will become effective.

         h. "Employee" means and includes the following persons: (i) executive officers, officers and directors (including advisory and other special directors) of the Company or an Affiliated

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

                  Corporation; (ii) full-time and part-time employees of the Company or an Affiliated Corporation; (iii) natural persons engaged by the Company or an Affiliated Corporation as a consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company or an Affiliated Corporation.

         i. "Parent" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

         j. "Participant" means an Employee to whom an Award of Plan Shares has been made.

         k. "Plan Shares" means shares of Common Stock from time to time subject to this Plan.

         l. "Subsidiary" means a corporation more than 50% of whose total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

3.       Effective Date of the Plan.

         The effective date of this Plan is February 24, 2001. No Plan Shares may be issued after February 23, 2011.

4.       Administration of the Plan.

         The Compensation Committee of the Board of Directors ("Committee"), and in default of the appointment or continued existence of such Committee the Board of Directors, will be responsible for the administration of this Plan, and will have sole power to award Common Shares under this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive an award of Plan Shares shall rest in the sole discretion of the Committee, subject to the provisions of this Plan. Awards of Plan Shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an Employee as herein provided. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of this Plan shall be final and conclusive.

5.       Stock Subject to the Plan.

         The maximum number of Plan Shares which may be awarded under this Plan is 5,010,000 shares. However, no award may be issued that would bring the total of all outstanding Plan Shares under the Plan to more than 20% of the total number of shares of Common Stock of the Company at the time outstanding.

6.       Persons Eligible to Receive Awards.

         Awards may be granted only to Employees (as herein defined).

7.       Grants or Awards of Plan Shares.

         Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Plan Shares are to be granted, and the number of Plan Shares to be awarded to each Employee. A grant to an Employee may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law; Plan Shares awarded other than for services rendered shall be sold at not less than the fair value thereof on the date of grant. No grant will be made if, in the judgment of the Committee, such a grant would constitute a public distribution with the meaning of the Act or the rules and regulations promulgated thereunder.

8.       Delivery of Stock Certificates.

         As promptly as practicable after authorizing an award of Plan Shares, the Company shall deliver to the person who is the recipient of the award, a certificate or certificates registered in that person's name, representing the number of Plan Shares that were granted. Unless the Plan Shares have been registered under the Act, each certificate evidencing Plan Shares shall bear a legend to indicate that such shares represented by the certificate were issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act. In the absence of registration under the Act, any person awarded Plan Shares may be required to execute and deliver to the Company an investment letter, satisfactory in form and substance to the Company, prior to issuance and delivery of the shares. An award may be made under this Plan wherein the Plan Shares may be issued only after registration under the Act.

9.       Assignability.

         An award of Plan Shares may not be assigned. Plan Shares themselves may be assigned only after such shares have been awarded, issued and delivered, and only in accordance with law and any transfer restrictions imposed at the time of award.

10.      Employment Not Conferred.

         Nothing in this Plan or in the award of Plan Shares shall confer upon any Employee the right to continue in the employ of the Company or Affiliated Corporation nor shall it interfere with or restrict in any way the lawful rights of the Company or any Affiliated Corporation to discharge any Employee at any time for any reason whatsoever, with or without cause.

11.      Laws and Regulations.

         The obligation of the Company to issue and deliver Plan Shares following an award under this Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate the Act or any other applicable laws, rules or regulations.

12.      Withholding of Taxes.

         If subject to withholding tax, the Company or any Affiliated Corporation may require that the Employee concurrently pay to the Company the entire amount or a portion of any taxes which the Company or Affiliated Corporation is required to withhold by reason of granting Plan Shares, in such amount as the Company or Affiliated Corporation in its discretion may determine. In lieu of part or all of any such payment, the Employee may elect to have the Company or Affiliated Corporation withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy withholding obligations. If the Company or Affiliated Corporation becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of Plan Shares, and the Employee fails to provide the Company or Affiliated Corporation with the funds with which to pay that withholding tax, the Company or Affiliated Corporation may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any required or permitted withholding), until the Company or Affiliated Corporation has been reimbursed for the entire withholding tax it was required to pay in respect of the award of Plan Shares.

13.      Reservation of Shares.

         The stock subject to this Plan shall, at all times, consist of authorized but unissued Common Shares, or previously issued shares of Common Stock reacquired or held by the Company or an Affiliated Corporation equal to the maximum number of shares the Company may be required to issue as stated in "Stock Subject to the Plan," and such number of Common Shares hereby is reserved for such purpose. The Committee may decrease the number of shares subject to this Plan, but only the Board of Directors my increase such number, except as a consequence of a stock split or other reorganization or recapitalization affecting all Common Shares.

14.      Amendment and Termination of the Plan.

         The Committee may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the terminal date stated in "Effective Date of the Plan" or the date when all Plan Shares have been issued. The Committee shall have absolute discretion to amend this Plan, subject only to those limitations expressly set forth herein; however, the Committee shall have no authority to extend the term of this Plan, to increase the number of Plan Shares subject to award under this Plan or to amend the definition of "Employee".

15.      Delivery of Plan.

         A copy or synopsis (for which copy the prospectus will serve) or description of this Plan shall be delivered to every person to whom an award of Plan Shares is made. The Secretary of the Company may, but is not required to, also deliver a copy of the resolution or resolutions of the Committee authorizing the award.

16.      Liability.

         No member of the Board of Directors, the Committee or any other committee of directors, or officers, employees or agents of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

17.      Miscellaneous Provisions.

         The place of administration of this Plan shall be in the State of Colorado (or subsequently, wherever the Company's principal executive offices are located), and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of the State of Colorado. Without amending this Plan, the Committee may issue Plan Shares to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws in other countries. All expenses of administering this Plan and issuing Plan Shares shall be borne by the Company.

18.      Reorganizations and Recapitalizations or the Company.

         (a) The shares of Common Stock subject to this Plan are shares of the Common Stock of the Company as currently constituted. If, and whenever, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Common Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Common Stock subject to this Plan shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased; and
(ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced.


         (b) Except as expressly provided above, the Company's issuance of shares of Common Stock of any class, or securities convertible into shares of Common Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to this Plan.

                                                                       Exhibit B

          CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION (AFTER
                               ISSUANCE OF STOCK)

                         SUTTON TRADING SOLUTIONS, INC.

         We, the undersigned, Andrew J. Kacic, Chairman, and John W. Shaffer, Secretary of Sutton Trading Solutions, Inc. do hereby certify:

         That the Board of Directors of said corporation by Unanimous Written Consent of the Board of Directors dated as of February 27, 2003 adopted resolutions to amend the original articles as follows:

         Article I is hereby amended to read in its entirety as follows:

                  Article I. The name of the corporation is Global diversified Acquisition Corp. (hereinafter called the "Corporation").

         Article IV is hereby amended to read in its entirety as follows:

                  Article IV. The Corporation shall have authority to issue an aggregate of One Hundred Million (100,000,000) shares of common voting equity stock of par value one mil ($0.001) per share, and no other class or classes of stock, for a total capitalization of $100,000. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value. Each 100 shares of Common Stock outstanding at 9:00 a.m. on February 13, 2001 shall be deemed to be one share of Common Stock of the Corporation, par value one mil ($0.001) per share. Each 400 shares of Common Stock outstanding at 9:00 a.m. on March __, 2003 shall be deemed to be one share of Common Stock of the Corporation, par value one mil ($0.001) per share."

         The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 47,579,520; that the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                                        /s/ ANDREW J. KACIC
                                        ----------------------------------------
                                        Andrew J. Kacic, Chief Executive Officer

                                        /s/ JOHN W. SHAFFER
                                        ----------------------------------------
                                        John W. Shaffer, Secretary

STATE OF ARIZONA           )
                           )   SS.
COUNTY OF                  )

         On March ___, 2003, personally appeared before me, a Notary Public, Andrew J. Kacic and John W. Shaffer, who acknowledged that they executed the above instrument.

                                         ---------------------------------------
                                         Signature of Notary
                                         (Notary Stamp or Seal)